                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-54047



                                                                   June 30, 2004
                                                                      Supplement

[MORGAN STANLEY LOGO OMITTED]





              SUPPLEMENT DATED JUNE 30, 2004 TO THE PROSPECTUS OF
         MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES -- CLASS X
                               Dated May 1, 2004


The tenth paragraph of the section of the Prospectus titled "PORTFOLIO
   MANAGEMENT" is hereby replaced by the following:


   The Growth Portfolio -- The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch, Managing Director of the Investment Manager, David Cohen, Executive Director of the Investment Manager, and Sam Chainani, Vice President of the Investment Manager.


The eleventh paragraph of the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


   The American Opportunities Portfolio -- The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch and Michelle Kaufman, Managing Directors of the Investment Manager, David Cohen, Executive Director of the Investment Manager, and Sam Chainani, Vice President of the Investment Manager.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.